SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

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        Date of Report (Date of earliest event reported): January 9, 2004



                                AEARO CORPORATION
               (Exact name of Registrant as specified in charter)

                           Delaware 0-26942 13-3840450
           (State or other jurisdiction (Commission file number) (IRS employer of incorporation) identification no.)


               5457 West 79th Street, Indianapolis, Indiana 46268
              (Address of principal executive offices) (Zip Code)

                                 (317) 692-6666
              (Registrant's telephone number, including area code)


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Item 7.  Financial Statements and Exhibits

(c)  Exhibit

99.1 Press release dated January 9, 2004 of Aearo Corporation announcing its results of operations for the year ending September 30, 2003

Item 12 - Results of Operations and Financial Condition

On January 9, 2004, Aearo Corporation announced its results of operations for the year ended September 30, 2003. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information included in this Current Report on Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 9, 2004                     AEARO CORPORATION

                                          By: /s/Jeffrey S. Kulka
                                             -----------------------------------
                                             Jeffrey S. Kulka
                                             Senior Vice President,
                                             Chief Financial Officer,
                                             and Treasurer